Comparative Figures	6 Months Ended
Jun. 30, 2017
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Comparative Figures
COMPARATIVE FIGURES

Certain comparative figures have been reclassified to comply with current period presentation. To correct the treatment of related-party transactions to be in accordance with accounting standards for rate-regulated entities, Fortis no longer eliminates related-party transactions between non-regulated and regulated entities. As a result, the sale of energy from the Waneta Expansion to FortisBC Electric and the lease of natural gas storage from Aitken Creek to FortisBC Energy are no longer eliminated, increasing both revenue and energy supply costs for the three and six months ended June 30, 2016 by $8 million and $23 million, respectively (Note 4).